UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 6, 2012, Vringo, Inc. (the “Company”) issued a press release regarding a verdict in the Company’s wholly-owned subsidiary, I/P Engine, Inc.’s case against AOL, Inc., Google, Inc., IAC Search & Media, Inc., Gannett Company, Inc. and Target Corporation (collectively, the “Defendants”) with respect to the Defendants’ infringement of the asserted claims of U.S. Patent Nos. 6,314,420, and 6,775,664 (the “Verdict”).

A copy of the press release announcing the Verdict is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the executed Verdict Form is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On November 7, 2012, the Company issued a press release providing an update to the Company’s stockholders with respect to the Verdict against the Defendants.

A copy of the press release providing an update to the stockholders of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated November 6, 2012, announcing the Verdict in the case against AOL, Inc., Google, Inc., IAC Search & Media, Inc., Gannett Company, Inc. and Target Corporation
99.2	A copy of the Verdict Form
99.3	Press Release, dated November 7, 2012, providing an update to the stockholders of the Company with respect to the Verdict

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: November 8, 2012	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer